UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2007

SEQUIAM CORPORATION
(Exact name of registrant as specified in its charter)

California 333-45678 33-0875030
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Sunport Lane, Orlando, Florida	32809
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (407) 541-0773

____________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment No. 1 amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2007 to (a) disclose the date that McGladrey & Pullen LLP was engaged by the Board of Directors of Sequiam Corporation (“the Company”) and (b) state that the audit report of Tedder James, Worden & Associates, PA for the fiscal year ended December 31, 2005 included an emphasis paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01.  Changes in Registrant's Certifying Accountant.

On June 11, 2007, the Company was notified that certain partners of Tedder, James, Worden & Associates, PA, the Company’s independent registered auditor, had joined McGladrey & Pullen, LLP and that, as a result, effective June 11, 2007, Tedder, James, Worden & Associates, P.A. resigned as independent registered auditor for the Company. Effective June 12, 2007, the Company’s Board of Directors appointed McGladrey & Pullen, to serve as the Company’s new auditor.

The audit reports of Tedder, James, Worden & Associates, PA on the consolidated financial statements of Sequiam Corporation as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Tedder, James, Worden & Associates, PA 's 2006 and 2005 audit reports relating to Tedder, James, Worden & Associates, PA 's audits of the Company's financial statements for the fiscal years ended December 31, 2006 and 2005 included an emphasis paragraph relating to an uncertainty as to the Company's ability to continue as a going concern.

In connection with the audits of the Company's consolidated financial statements for each of the fiscal years December 31, 2006 and 2005 and through the date of this Current Report, there were: (1) no disagreements between the Company and Tedder, James, Worden & Associates, PA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tedder, James, Worden & Associates, PA, would have caused Tedder, James, Worden & Associates, PA to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company has provided Tedder, James, Worden & Associates, PA a copy of the disclosures in this Form 8-K/A and has requested that Tedder, James, Worden & Associates, PA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Tedder, James, Worden & Associates, PA agrees with the Company's statements in this Item 4.01. A copy of the letter dated June 27, 2007 furnished by Tedder, James, Worden & Associates, PA in response to that request is filed as Exhibit 16.1 to this Form 8-K/A.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

                            Not applicable.

(b)      Pro Forma Financial Information.

                            Not applicable.

(c)      Shell Company Transactions.

                            Not applicable.

(d)     Exhibits.

16.1	Letter dated June 27, 2007 furnished by Tedder, James, Worden & Associates, PA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUIAM CORPORATION

Date: June 27, 2007
By: /s/ Mark L. Mroczkowski
Mark L. Mroczkowski
Executive Vice President and Chief Financial Officer